Exhibit 99.1

WILLIS GROUP HOLDINGS FACT BOOK FOR THE QUARTER ENDED SEPTEMBER 30, 2009

Executive summary Body: Willis 2008 performance*  Industry leading organic commissions and fees growth with  4% for FY2008 Shaping our Future delivered significant benefits, helping to maintain solid adjusted operating margin while investing $40 million in the business Adjusted earnings per share of $2.56 for FY2008Announced and completed $1.8 billion acquisition of HRH Capital management Strong positive operating cash flow Pre-funded 2010 $250m bonds in September 2009, with new $300m 10yr security at 7.0%  2009 outlook*Solid underlying business fundamentals in place Continue to drive industry leading revenue growthFocus on Shaping our Future, Right-Sizing Willis and HRH integration Economic environment presents challenges * See important disclosures regarding forward-looking statements and important disclosures regarding Non-GAAP measures on page 20

3 Group financial summary – 2008 Strong organic growth in commissions and fees (C&F) of 4% for the year, driven by exceptional growth in International of 9%* Maintained solid adjusted operating marginStringent cost discipline while investing$40m in initiatives, including Shaping our Future Retail, Shaping our Future Marketing, Shaping our Future London and Client profitability Shaping our Future initiatives contributed $34m of net benefits during 2008 2008 is the building block for continued strong performance in 2009 ($ in millions, except for adjusted EPS) * See important disclosures regarding Non-GAAP measures on page 23 2007*  2008*   Revenue  $2,578  $2,834  Organic C&F growth 3%  4%  Expenses 1,958 2,330  Operating margin 24%  18%  Adjusted operating margin 24%  21%  Adjusted EPS from continuing operations  $2.77  $2.56

4 Group financial summary – 3Q YTD 2009 Strong organic growth in commissions & fees of 2% for the first nine months reflects geographic and business diversity*International 5% growth tempered North America 5% declineGlobal 5% growth reflects good new business and improvement in reinsurance marketsStringent cost discipline while investingRight Sizing Willis expense base for current economic environmentPro forma total salaries, benefits and other expense base down 5% YTD 3Q09; now targeting over $180 million reduction in North America 2009, including synergies and Right Sizing Willis*HRH integration and Right Sizing Willis savings 3Q09 of approximately $49 million; $145m YTDShaping our Future initiatives contributed incremental $47m of net benefits during the first nine months of 2009 compared with the full year 2008 Continuing strong performance in 2009 despite soft insurance market and economic headwinds ($ in millions, except for adjusted EPS) * See important disclosure regarding forward-looking statements and important disclosure regarding Non-GAAP measures on page 20   3Q08* YTD 3Q09* YTD Revenue $2,035  $2,439 Organic C&F growth    3%  2% Expenses 1,667 1,918 Operating margin 18%  21% Adjusted operating margin 23%  22% Adjusted EPS from continuing operations  $2.24  $2.21

5 Organic growth in commissions and fees exceeds peers* 4% 5% 3% 4% 3% 2% 1% 0% 0% (1)% (2)% 2004 2005 2006 2007 2008 3Q09 YTD Willis Peer Average * Notes: • Peer Average includes public filing information from AJG, AOC, BRO, MMC 5 • See important disclosures regarding Non-GAAP measures on page 23 * Notes: Peer Average includes public filing information from AJG, AOC, BRO, MMC Average 2004 – 2008Willis  5%Peers  1%

6 6 6 4 8 6 5 avg. 6% (2) (1) (1) (2) (3) 2004 2005 2006 2007 2008 3Q09 YTD Growth driven by strong new business production through market cycles*    % Organic growth in commissions and fees Net new avg. 6%  * See important disclosures regarding Non-GAAP measures on page 23

7 Adjusted operating margin exceeds peers*  Notes: Peer Average includes public filing information from AJG, AOC, BRO, MMC See important disclosures regarding Non-GAAP measures on page 23  Average 2004 – 2008Willis  23% Peers  20% 27% 21% 24% 21% 22% 22% 19% 21% 19% 19% 21% 23% 2004 2005 2006 2007 2008 3Q09 YTD Willis Peer Average

Segment highlights*

NORTH AMERICA

- Organic commissions and fees growth (5)% for 3Q09 YTD with soft market and economic headwinds; significant underlying margin expansion from cost savings
- Estimate over $180m full year 2009 savings from integration and Right Sizing ; approximately $145m realized 3Q09 YTD
- YTD operating margin 23.0%

INTERNATIONAL

- Continued impressive organic growth with 5% for 3Q09 YTD and 9% for FY2008
- Continued investments in targeted growth areas
- Maintained strong YTD 24.5% operating margin

GLOBAL

- Strong organic growth in 3Q09 YTD of 5%, compared with 0% for same period 2008
- Global Specialties had growth across many specialty businesses including Construction, Finex and Marine
- Reinsurance had good net new business; signs of rate stabilization
- YTD operating margin 35.3%

2008 PROFORMA COMMISSIONS AND FEES



Global
24%
North
America
44%
International
32%

Willis

* See important disclosures regarding Non-GAAP measures on page 23

9 Willis North America overview Positioned for continued profitable growth Extensive retail platform with approximately 95 retail locations Leading positions in several markets Industry and specialty practice groups leverage expertise Client centric approach Distribution network for all core businesses  Segment overview  2008 pro-forma commissions and fees  2008 pro forma $1,485 million Other Regions Western 13% Programs 4% g 10% Midwest South Central 11% 19% Northeast 24%  Atlantic 8% Southeast 11%

Willis International overview

Segment overview

- Represents all of the Group's retail operations excluding US & Canada
- Network of subsidiaries, affiliates and correspondents in more than 100 countries; leading positions in UK, France, Scandinavia, China and Russia
- Offices designed to grow business locally around the world, making use of the skills, industry knowledge and expertise available elsewhere in the Group
- International operations produce significant flows of revenue for retail network and Global Specialties

2008 pro forma commissions and fees


Global Markets International 9%
Finex International 2%
Europe 37%
UK 26%
Eastern Europe 3%
Southern Hemisphere 7%
Asia 5%
Latin America 11%

2008 pro forma = $1,055 million

10

Willis Global overview

Segment overview

- Clients located in approximately 190 countries; over $14 billion premiums placed in 2008
- Aerospace/Inspace – Market leaders in airlines and helicopters
- FINEX – market leader in Political Risks and UK financial institutions
- Marine – growing global presence
- Energy – significant growth opportunity
- Faber & Dumas, our new wholesale brokerage division, including
  - Niche – significant market share in Fine Art, Jewelry and Specie, Bloodstock and Kidnap & Ransom
  - Glencairn Limited provides access to London & Bermuda markets
- Construction – dominates global contractor sector
- Willis Re – one of only three global reinsurance brokers

2008 pro forma commissions and fees


Aerospace / Inspace 11%
Marine 9%
Construction 4%
Energy 6%
Finex 9%
Willis Re 49%
Faber & Dumas 12%

2008 pro forma = $821 million

11

Willis

12 2009 Focus

13 Continue to drive industry leading revenue growth Execute Right-Sizing Willis Continue to execute Shaping our Future Drive HRH integration and achieve increased synergies Four main priorities

14  Further develop aggressive sales cultureFurther enhance Client AdvocacyContinue to make strategic hires ReinsuranceInternational Specialty lines (Energy, Marine, Aerospace) Build on already strong client retention Monitor specific growth metrics for all regions, countries and lines Improve tracking of the sales pipeline Driving growth  Despite industry leading growth, there is an opportunity to further drive top line growth

Right Sizing Willis

STRATEGY

- Continuous evaluation of all spending to fund continued investment in the business in the current rate environment
  - Maintain solid adjusted operating margin and potentially reduce costs in a low top-line growth environment
  - Realize operational savings to maintain investment spend

EXECUTION

- Zero based budgeting for all corporate functions
- Manage-down all other costs
  - Eliminate all discretionary IT spend or projects
  - No salary reviews for 2009
  - Performance management of employees; manage out underperformers

RESULTS

- Targets agreed by BUs and actions taken to achieve targets
- Continue Shaping our Future investments to realize further growth and savings

15 Willis

Shaping our Future is delivering SOF gross and net benefits $122 $146 Key priorities for 2009/10 • Much greater emphasis on Cumulative $ in millions Incremental net benefit of $75 $93 $67 $81 g p retention, cross-selling and pipeline initiatives • Development of a global $47m in YTD 3Q09 $29 $48 $17 $34 $44 g marketing organization • Launch of platform initiatives in Retail units $9 $4 $10 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 • Continued focus on strategic hires and investments Gross Benefit Net Benefit Focused approach will continue to deliver incremental benefits 16

Integration achievements to date

- **Detailed integration plan and communication program in place**
- **Integration success across all fronts**
- **Over $180m of cost base reductions to be realized in 2009 in North America and other Legacy HRH units**
  - Anticipated synergies of approximately $130m and Right Sizing Willis cost reductions of approximately $50m
  - Approximately $145 million realized YTD 3Q09, including $12m pension curtailment gain
- **Client and producer retention levels remain high**
- **Organizational structure and leadership in place with blend of Willis and HRH: 7 core regions, 200 offices, 20 practices**
- **Real estate decisions made and communicated - move dates and locations announced**
- **Working through IT co-ordination (email, accounting systems, etc.) - all plans on target**

17 Willis

18 Upside potential for HRH commission levels Willis average commission levels were higher than HRH average commission levels at the time of the acquisition HRH transacted business with approximately 2,000 different carriers Detailed plan executed to transition HRH contingents / supplemental commissions Contingents still being generated and protected where possible until transition to upfront commissions is achieved

Wrap up

Willis 2008 performance

- **Industry leading organic growth** in commissions and fees with 4% for FY2008*
- Shaping our Future delivered significant benefits, helping to maintain solid adjusted operating margin **while investing $40 million** in the business
- Adjusted earnings per share of $2.56 for FY2008

Capital management

- **Strong positive cashflow**
- Pre-funded 2010 $250m bonds in September 2009, with **new $300m 10yr security at 7.0%**

2009 outlook*

- Solid underlying business fundamentals in place
- Continue to **drive industry leading revenue growth**
- Focus on **Shaping our Future, Right-Sizing Willis and HRH integration**
- Economic environment presents challenges for:
  - Investment income returns
  - Pension asset valuation

19 Willis

* See important disclosures regarding forward-looking statements and important disclosures regarding Non-GAAP measures on page 20

20  This presentation contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts that address activities, events or developments that we expect or anticipate may occur in the future, including such things as the potential benefits of the Hilb Rogal & Hobbs Company (“HRH”) acquisition, discussions concerning the sale of a portion of our interest in Gras Savoye, future capital expenditures, growth in commissions and fees, business strategies, competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, plans and references to future successes are forward-looking statements. Also, when we use the words such as “anticipate”, “believe”, “estimate”, “expect”, “intend”, “plan”, “probably”, or similar expressions, we are making forward-looking statements. There are important uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including the following: Important disclosures regarding forward-looking statements  the impact of any regional, national or global political, economic, business, competitive, market and regulatory conditions on our global business operations; the impact of current financial market conditions and the current credit crisis on our results of operations and financial condition, including as a result of any insolvencies of or other difficulties experienced by our clients, insurance companies or financial institutions; our ability to achieve the expected cost savings, synergies and other strategic benefits as a result of the HRH acquisition and how the integration of HRH may affect the timing of such cost savings, synergies and benefits;  our ability to continue to manage our significant indebtedness;

21 our ability to implement and realize anticipated benefits of the Shaping our Future initiative and any other new initiatives;  material changes in the commercial property and casualty markets generally or the availability of insurance products or changes in premiums resulting from a catastrophic event, such as a hurricane, or otherwise; the volatility or declines in other insurance markets and premiums on which our commissions are based, but which we do not control;  our ability to compete effectively in our industry;  our ability to retain key employees and clients and attract new business;  the timing or ability to carry out share repurchases or take other steps to manage our capital and the limitations in our long-term debt agreements that may restrict our ability to take these actions; any fluctuations in exchange and interest rates that could affect our expenses and revenue;rating agency actions that could inhibit our ability to borrow funds or the pricing thereof;a significant decline in the value of investments that fund our pension plans or changes in our pension plan funding obligations;the timing of any exercise of put and call arrangements with associated companies;changes in the tax or accounting treatment of our operations, such as the recent proposals made by the Obama administration regarding international tax reform;  Important disclosures regarding forward-looking statements (continued)

22  the potential costs and difficulties in complying with a wide variety of foreign laws and regulations and any related changes, given the global scope of our operations; our involvement in and the results of any regulatory investigations, legal proceedings and other contingencies;  our exposure to potential liabilities arising from errors and omissions and other potential claims against us; our insurance coverage proves to be inadequate or unavailable or there is an increase in liabilities for which we self-insure; and  the interruption or loss of our information processing systems or failure to maintain secure information systems. Important disclosures regarding forward-looking statements (continued)  The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results.  For additional factors see also Part I, Item 1A “Risk Factors” included in our Form 10-K for the year ended December 31, 2008, our Form 10-Q for the quarter ended September 30, 2009 and other filings with the SEC. Copies are available online at http://www.sec.gov or on request from the Company.Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this presentation, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved.  Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation may not occur, and we caution you against unduly relying on these forward-looking statements.

23 This presentation contains references to "non-GAAP financial measures" as defined in Regulation G of SEC rules.  We present these measures because we believe they are of interest to the investment community and they provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent on a generally accepted accounting principles (GAAP) basis.  These financial measures should be viewed in addition to, not in lieu of, the Company’s condensed consolidated income statements and balance sheet as of the relevant date.  Consistent with Regulation G, a description of such information is provided below and a reconciliation of certain of such items to GAAP information can be found in our periodic filings with the SEC.  Our method of calculating these non-GAAP financial measures may differ from other companies and therefore comparability may be limited. Important disclosures regarding Non-GAAP measures  Adjusted earnings per share from continuing operations (Adjusted EPS from continuing operations) is defined as adjusted net income from continuing operations per diluted share. Adjusted net income from continuing operations is defined as net income from continuing operations, excluding certain items as set out on page 25. Adjusted operating income is defined as operating income, excluding certain items as set out on page 24. Adjusted operating margin is defined as the percentage of adjusted operating income to total revenues. Cash flow is defined as cash flow from operating and investing activities excluding acquisitions and disposals and additional pension contributions. Organic commissions & fees growth (Organic B&F growth) excludes the impact of foreign currency translation and acquisitions and disposals from reported commissions and fees. Reconciliations to GAAP measures are provided for selected non-GAAP measures:

Important disclosures regarding Non-GAAP measures (continued) Operating Income to Adjusted Operating Income 2004 2005 2006 2007 2008 2009 (In millions) FY FY FY FY Q3 Q3YTD FY Q3 Q3YTD Operating Income, GAAP Basis $ 630 $ 451 $ 552 $ 620 $ 66 $ 368 $ 504 $ 82 $ 521 Excluding: Net (gain)/loss on disposal of operations (11) (78) 4 (2) 3 3 - (1) (1) Severance programs - 28 35 - - 24 24 - - Regulatory settlements and related costs (a) - 60 - - - - - - - Legal settlement - 20 - - - - - - - Shaping our Future expenditure (b) - - 59 - - - - - - Gain on disposal of London headquarters (c) - - (99) - - - - - - HRH integration costs - - - - 1 1 5 7 11 (d) 71 68 Right Sizing Willis initiatives - - - - - - - Accelerated amortization of intangibles assets (e) - - - - - - - 7 7 Adjusted Operating Income $ 619 $ 481 $ 551 $ 618 $ 70 $ 467 $ 601 $ 95 $ 538 Margin, 27.7% 19.9% 22.7% 24.0% 11.4% 18.1% 17.8% 11.3% 21.4% Operating GAAP basis Adjusted Operating Margin 27.2% 21.2% 22.7% 24.0% 12.1% 22.9% 21.2% 22.1% 22.1% 24 See related footnotes on page 27

Important disclosures regarding Non-GAAP measures (continued)

Net Income from Continuing Operations to Adjusted Net Income from Continuing Operations

	2004	2005	2006	2007	2008			2009	
(In millions, except per share data)	FY	FY	FY	FY	Q3	Q3YTD	FY	Q3	Q3YTD
Net Income from Continuing Ops, GAAP Basis	$ 402	$ 281	$ 449	$ 409	$ 36	$ 241	$ 303	$ 78	$ 357
Excluding the following, net of tax:									
Net (gain)/loss on disposal of operations	(8)	(41)	3	(2)	2	2	-	(1)	(1)
Non-recurring premium on redemption of subordinated debt	10	-	-	-	-	-	-	-	-
Severance programs	-	19	25	-	-	17	17	-	-
Regulatory settlements and related costs [a]	-	36	-	-	-	-	-	-	-
Legal settlement	-	14	-	-	-	-	-	-	-
Shaping our Future expenditure [b]	-	-	41	-	-	-	-	-	-
Gain on disposal of London headquarters [c]	-	-	(92)	-	-	-	-	-	-
HRH financing (pre-close) and integration costs	-	-	-	-	7	7	10	5	8
Right Sizing Willis initiatives [d]	-	-	-	-	-	51	49	-	-
Accelerated amortization of intangibles assets [e]	-	-	-	-	-	-	-	4	4
Premium on early redemption of 2010 bonds	-	-	-	-	-	-	-	4	4
Adjusted Net Income from Continuing Operations	$ 404	$ 309	$ 426	$ 407	$ 45	$ 318	$ 379	$ 90	$ 372
Diluted shares outstanding, GAAP basis	166	163	158	147	142	142	148	169	168
Net income from continuing operations per diluted share	$ 2.42	$ 1.72	$ 2.84	$ 2.78	$ 0.25	$ 1.70	$ 2.05	$ 0.46	$ 2.13
Adjusted net income from continuing operations per diluted share	$ 2.43	$ 1.90	$ 2.70	$ 2.77	$ 0.32	$ 2.24	$ 2.56	$ 0.53	$ 2.21

25

Willis

See related footnotes on page 27

Important disclosures regarding Non-GAAP measures (continued) Commissions and Fees Analysis (in millions) 2009 2008 % change currency translation and disposals commissions and fees growth Q309 Quarter to date Global $ 175 $ 159 10% 0% 6% 4% North America 320 175 83% 0% 86% (3)% International 219 222 (1)% (5)% 1% 3% Commissions and fees $ 714 $ 556 28% (3)% 29% 2% Q309 Year to date Global $ 657 $ 627 5% (5)% 5% 5% North America 1,023 559 83% 0% 88% (5)% International 721 783 (8)% (14)% 1% 5% Commissions and fees $ 2,401 $ 1,969 22% (7)% 27% 2% (in millions) 2008 2007 % change Foreign currency translation Acquisitions And disposals Organic commissions and fees growth 2008 Full year Global $ 784 $ 750 5% 0% 3% 2% North America 912 751 21% 0% 22% (1)% I t ti l 1 055 962 10% 1% 0% 9% International 1,055 Commissions and fees $ 2,751 $ 2,463 12% 1% 7% 4% Q308 Quarter to date Global $ 159 $ 161 (1)% 0% 1% (2)% North America 175 180 (3)% 0% (1)% (2)% International 222 201 10% 1% (1)% 10% $ $ 3% 1% 0% 2% Commissions and fees 556 542 Q308 Year to date Global $ 627 $ 608 3% 3% 0% 0% North America 559 558 0% 0% 0% 0% International 783 687 14% 6% 0% 8% Commissions and fees $ 1,969 $ 1,853 6% 3% 0% 3% 26  Foreign Acquisitions Organic

Important disclosures regarding Non-GAAP measures (continued) Notes to the Operating Income to Adjusted Operating Income reconciliation and Net Income from Continuing Operations Adjusted Net Income from Operations reconciliation to Continuing (a) Comprises $51 million to establish the reimbursement funds agreed with the New York and Minnesota Attorneys General and New York Department of Insurance in April 2005 and $9 million of related legal and administrative expenses (b) In addition to severance costs and a net loss on disposal of operations, the Company incurred significant additional expenditure in 2006 to launch its strategic initiatives fees lease provisions initiatives, including professional fees, termination costs and vacant space provisions. (c) The gain on disposal of London headquarters is shown net of leaseback costs (d) Right Sizing Willis expenses comprise salaries and benefits expenditure of $42 million in H1 2008, and operating expenses relating primarily to property and systems rationalization of $29 million in H1 2008 and a $3 million FX credit in H2 2008. (e) The charge for the accelerated amortization for intangibles relates to the HRH brand name. Following the successful integration of HRH into our North American operations, we announced on October 1, 2009 that our North America retail operations would change their name from Willis HRH to Willis North p p g America. Consequently, the intangible asset recognized on the acquisition of HRH relating to the HRH brand has been fully amortized. 27

WILLIS GROUP HOLDINGS FACT BOOK FOR THE QUARTER ENDED SEPTEMBER 30, 2009